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STOCK NO. 11043

                GUARANTY OF SPECIFIC TRANSACTION
             (For Consumer or Business Transactions)
           (Revised For Wisconsin Marital Property Act)

GUARANTY, For value received, and to induce FORE SEASONS GOLF, INC.     of
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Milwaukee, Wisconsin ("Bank"), to extend credit to
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MILWAUKEE FAMILY GOLF CENTERS, INC., a Delaware corporation ("Debtor"), the undersigned jointy and severally guarantee payment of and promise to pay or cause to be paid to Bank or any other holder of any of the obligations defined below when due or, to the extent not prohibited by law, at the time any Debtor becomes the subject of bankruptcy or other insolvency proceedings, a note or agreement payable to Bank dated December , 1996, executed by Debtor in the principal amount of $200,000.00, plus interest, charges and fees provided for in the note, agreement or any agreement securing either, and in any extensions, renewals and deferrals of it, and also including the amount of any payments made to Bank or another by or on behalf of Debtor which are recovered from Bank by a trustee, receiver, creditor or other party pursuant to applicable federal or state law, and to the extent not prohibited by law, all costs, expenses and fees at any time paid or incurred in endeavoring to collect all or part of any of the above, or to realize upon this Guaranty, or any colleteral securing any of the above (all called the "Obligations"). No claim, including a claim for contribution or subrogation, which any of the undersigned may have against a co-guarantor of any of the Obligations or against Debtor shall be enforced nor any payment accepted until the Obligations are paid in full and the payments are not subject to any right of recovery. To the extent not prohibited by law, the undersigned grants to the Bank a security interest and lien in any deposit account the undersigned may at any time have with the Bank (except accounts, the interest on which is exempt from federal income tax). Bank may, at any time after the occurrence of an event of default with respect to any Obligation and notice and opportunity to cure, if required by $425,105, Wis. Stats., set-off any amount unpaid on such Obligation against any deposit balances the undersigned may at any time have with the Bank, or other money now or hereafter owed the undersigned by Bank. This Guaranty is also secured (to the extent not prohibited by law) by all existing and future security agreements between Bank and any of the undersigned and by any mortgage stating it secures this Guaranty. To the extent not prohibited by law, this Guaranty is valid and enforceable against the undersigned even though any Obligation is invalid and unenforceable against Debtor.

     WAIVER. To the extent not prohibited by law the undersigned expressly waive notice of the acceptance of this Guaranty, the creation of any present or future Obligation, default under any Obligation, proceedings to collect from Debtor or anyone else, and all diligence of collection and presentment, demand, notice and protest and any right to disclosures from Bank regarding the financial condition of any Debtor or guarantor of the Obligations or the collectability or enforceability of the Obligations.

     CONSENT. With respect to any of the Obligations, the Bank may from time to time without notice to the undersigned and without affecting the liability of the undersigned (a) surrender, release or impair, sell or otherwise dispose of any security or collateral, (b) surrender, release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fall to realize upon any of the Obligations or to proceed against the Debtor or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of Interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments,
(i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing. The undersigned expressly consent to and waive notice of all of the above. To the extent not prohibited by law, the undersigned consent that venue for any legal proceeding relating to the collection of this Guaranty shall be, at the Bank's option, the county in which the Bank has it's principal office in this state, the county in which any of the undersigned resides or the county in which this Guaranty was executed by the undersigned.

     REPRESENTATIONS.  The undersigned acknowledges and agrees that the Bank
(a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to the undersigned for, and (c) has no duty to provide information to the undersigned regarding, the collectability or enforceability of any of the Obligations or the financial condition of any Debtor or guarantor. The undersigned has independently determined the collectability and enforceability of the Obligations and until the Obligations are paid in full will independently and without reliance on Bank continue to make such determinations.

     PERSONS BOUND. This Guaranty benefits Bank, its successors and assigns, and binds the undersigned, their respective heirs, personal representatives, successors and assigns.

Dated  December  , 1996        FAMILY GOLF CENTERS, INC., a Delaware corporation
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                               By:
X                 (SEAL)       X  /s/ Robert J. Krause                  (SEAL)
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                                      Robert J. Krause
                               Title: Senior Vice President
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                                 225 Broadhollow Road, Melville, NY 11747
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    (Address)                                        (Address)


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     MARITAL PURPOSE. For Wisconsin residents only: Each guarantor who signs above and is married represents that this obligation is incurred in the interest of his or her marriage or family.

X              N/A              X           N/A
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FOR BANK CLERICAL USE ONLY